Exhibit 99.1
September 13, 2022
Ferguson Share Repurchase Program - Weekly Report
Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 166,282 of its ordinary shares in the period from September 5, 2022 up to and including September 9, 2022 in connection with its $2 billion share repurchase program.
Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
September 5, 2022	41,636	9,835.4272	XLON
September 5, 2022	19,244	9,835.4272	BATE
September 5, 2022	6,778	9,835.4272	AQXE
September 5, 2022	6,819	9,835.4272	TRQX
September 5, 2022	6,830	9,835.4272	CHIX
September 6, 2022	48,122	9,879.3737	XLON
September 7, 2022	14,876	9,849.9853	XLON
September 7, 2022	92	9,849.9853	BATE
September 8, 2022	21,885	9,942.7754	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 22,415,160.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 209,756,022. The figure of 209,756,022 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.
http://www.rns-pdf.londonstockexchange.com/rns/1695Z_1-2022-9-12.pdf
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111

September 21, 2022
Ferguson Share Repurchase Program - Weekly Report
Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 330,975 of its ordinary shares in the period from September 12, 2022 up to and including September 16, 2022 in connection with its $2 billion share repurchase program.
Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
September 13, 2022	40,002	10,150.0000	XLON
September 14, 2022	66,640	9,934.0000	XLON
September 14, 2022	30,061	9,934.0000	BATE
September 14, 2022	23,496	9,934.0000	CHIX
September 14, 2022	1,153	9,934.0000	AQXE
September 14, 2022	1,893	9,934.0000	TRQX
September 15, 2022	67,196	9,914.0000	XLON
September 15, 2022	26,255	9,914.0000	BATE
September 15, 2022	579	9,914.0000	CHIX
September 16, 2022	68,314	9,790.0000	XLON
September 16, 2022	5,386	9,790.0000	CHIX

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 22,746,135.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 209,425,047. The figure of 209,425,047 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.
http://www.rns-pdf.londonstockexchange.com/rns/0522A_1-2022-9-20.pdf
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111

September 28, 2022
Ferguson Share Repurchase Program - Weekly Report
Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 401,260 of its ordinary shares in the period from September 19, 2022 up to and including September 23, 2022 in connection with its $2 billion share repurchase program.
Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
September 20, 2022	73,557	9,698.0000	XLON
September 20, 2022	31,301	9,698.0000	BATE
September 20, 2022	24,044	9,698.0000	CHIX
September 20, 2022	11,061	9,698.0000	TRQX
September 20, 2022	6,381	9,698.0000	AQXE
September 21, 2022	15,789	9,769.3201	XLON
September 21, 2022	397	9,769.3201	BATE
September 22, 2022	74,639	9,642.0000	XLON
September 22, 2022	32,313	9,642.0000	BATE
September 22, 2022	7,404	9,642.0000	CHIX
September 22, 2022	288	9,642.0000	TRQX
September 22, 2022	1,223	9,642.0000	AQXE
September 23, 2022	60,727	9,629.5370	XLON
September 23, 2022	25,796	9,629.5370	BATE
September 23, 2022	21,217	9,629.5370	CHIX
September 23, 2022	9,741	9,629.5370	TRQX
September 23, 2022	5,382	9,629.5370	AQXE
The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 23,147,395.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 209,023,787. The figure of 209,023,787 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.
http://www.rns-pdf.londonstockexchange.com/rns/6983A_1-2022-9-26.pdf
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111

October 4, 2022
Ferguson Share Repurchase Program - Weekly Report
Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 426,104 of its ordinary shares in the period from September 26, 2022 up to and including September 30, 2022 in connection with its $2.5 billion share repurchase program.
Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
September 27, 2022	56,811	9,776.0000	XLON
September 27, 2022	2,795	9,776.0000	BATE
September 27, 2022	1,506	9,776.0000	CHIX
September 29, 2022	85,925	9,544.0000	XLON
September 29, 2022	38,777	9,544.0000	BATE
September 29, 2022	35,489	9,544.0000	CHIX
September 29, 2022	7,789	9,544.0000	AQXE
September 29, 2022	15,479	9,544.0000	TRQX
September 30, 2022	82,947	9,338.9768	XLON
September 30, 2022	38,425	9,338.9768	BATE
September 30, 2022	36,666	9,338.9768	CHIX
September 30, 2022	7,690	9,338.9768	AQXE
September 30, 2022	15,805	9,338.9768	TRQX

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 23,573,499.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 208,597,683. The figure of 208,597,683 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.
http://www.rns-pdf.londonstockexchange.com/rns/6337B_1-2022-10-3.pdf
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111